UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2008

FGX INTERNATIONAL HOLDINGS LIMITED

(Exact name of Registrant as specified in its charter)

British Virgin Islands

(State or other jurisdiction of incorporation)

001-33760	98-0475043
(Commission File Number)	(IRS Employer Identification No.)

500 George Washington Highway
Smithfield, Rhode Island 02917

(Address of principal executive offices, including zip code)

(401) 231-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As reported in the Current Report on Form 8-K filed by FGX International Holdings Limited (the “Company”) on November 26, 2008 (the “Initial Form 8-K”), on that date the Company and its subsidiary, FGX International Inc. (“FGX International”), completed the acquisition of Dioptics Medical Products, Inc. (“Dioptics”), whereby Dioptics became a wholly-owned subsidiary of FGX International (the “Acquisition”).

As permitted by Item 9.01(a)(4) of Form 8-K, the Initial Form 8-K did not include certain financial statements and pro forma financial information. This Amendment No. 1 amends the Initial Form 8-K to include the financial statements of Dioptics and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01.                                          Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited financial statements of Dioptics as of and for the years ended September 30, 2008 and September 30, 2007 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)           Pro forma financial information.

The unaudited pro forma combined condensed financial information for the Company and Dioptics required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)           Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FGX INTERNATIONAL HOLDINGS LIMITED
(Registrant)

February 9, 2009	By:	/s/ Anthony Di Paola
Anthony Di Paola
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of Dioptics for the years ended September 30, 2008 and September 30, 2007.

99.2	Unaudited pro forma combined condensed financial information.